                                                                 Exhibit 10.3.35

                              PLANT AMENDMENT NO. 1
                                       TO
                                  IID - EDISON
                         TRANSMISSION SERVICE AGREEMENT
                            FOR ALTERNATIVE RESOURCES

                                     BETWEEN

                          IMPERIAL IRRIGATION DISTRICT

                                       AND

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                TABLE OF CONTENTS

SECTION              TITLE                                               PAGE
-------              -----                                               ----

                    EXHIBIT A         -     TRANSMISSION SERVICE
                                            FOR THE ORMESA GEOTHERMAL
                                            POWER PLANT UNIT NO. 2

                            PLANT AMENDMENT NO. 1 TO
                                   IID-EDISON
                         TRANSMISSION SERVICE AGREEMENT
                            FOR ALTERNATIVE RESOURCES

     1. PARTIES: The Parties to this Plant Amendment No. 1, and to the
IID-Edison transmission Service Agreement for Alternative Resources
("Agreement"), executed by the Parties as of September 26, 1985, are the
Imperial Irrigation District, organized under the Water Code of the State of
California ("IID") and Southern California Edison Company, a California
corporation ("Edison"), hereinafter sometimes referred to individually as
"Party," and collectively as "Parties."

     2. RECITALS: This Plant Amendment No. 1 is made with reference to the following facts, among others:

                  2.1 The Agreement provides for, among other things, Edison to purchase transmission service from IID to deliver the electrical output from alternative resource facilities located in IID's service area either directly to
Edison's electrical system or to a utility interconnected with IID's electrical system for ultimate delivery to Edison.

                  2.2 The Agreement also provides for transmission service for the output of additional alternative resource facilities added subsequent to the execution of the Agreement. The transmission service for the subsequent facilities is to be provided for by amending the Agreement.

                  2.3  On June 13, 1984, Edison and Ormat Systems, Inc. entered into an agreement providing for the purchase by Edison of capacity and associated energy from Ormat's Ormesa Geothermal Power Plant Unit No. 2.

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                  2.4 The Parties, therefore, desire to amend the Agreement to enable Edison to purchase transmission service from IID for the electrical output from the Ormesa Geothermal Power Plant Unit No. 2. IID is willing to sell said service to Edison.

              3.  AGREEMENT:  The Parties agree as follows:

              4.  EFFECTIVE DATE:  This Plant Amendment No. 1 shall become effective upon the date executed by the Parties.

              5.  AMENDMENTS TO SECTION 4:

                  5.1  Section 4.14 is hereby deleted and replaced with the
following:

                       "4.14 Point(s) of Delivery:  The Points of
Interconnection, Knob Substation, Blythe Substation, or any other points as agreed to by the Authorized Representatives as delivery points."

                  5.2  Section 4.20 is hereby added as follows:

                        "4.20 Knob Substation:  The 161 kV electrical substation
located approximately ten (10) miles northwest of Yuma, Arizona which is owned and operated by Western and where an electrical interconnection exists between
Western's and IID's electrical systems."

              6.  AMENDMENT TO SECTION 6:  That the portion of Section 6.7 listing the Points of Delivery and the maximum Transmission Service Entitlement assigned thereto, shall be deleted and replaced with the following:

                  "Blythe Substation 161 kVs:                 110 MW
                  Mirage Substation 115/92 kVs:               35 MW
                  Mirage Substation 230 kV:                   150 MW
                  Knob Substation 161 kVs:                    20 MW"

              7.  ADDITION OF EXHIBIT A:  Exhibit A as attached hereto shall be added to the Agreement as Exhibit IX.

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              8.  EFFECT OF THIS PLANT AMENDMENT NO. 1:  Except as amended herein, all terms, covenants and conditions contained in the IID-Edison
Transmission Service Agreement for Alternative Resources shall remain in full force and effect.

              9.  SIGNATURE CLAUSE:  The signatories hereto represent that they have been appropriately authorized to enter into this Plant Amendment No. 1 on behalf of the Party for whom they sign.  This Plant Amendment No. 1 to the IID-
Edison Transmission Service Agreement for Alternative Resources is hereby executed as of the 25th day of August, 1987.

                                              IMPERIAL IRRIGATION DISTRICT

                                              By   /s/ Indecipherable
                                                  -----------------------------
                                                  President, Board of Directors

                                              SOUTHERN CALIFORNIA EDISON COMPANY

                                              By   /s/ Glenn J. Bjorklund
                                                  ----------------------------
                                                  Glenn J. Bjorklund
                                                  Vice President

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